1 KindredBio KindredBio Best Medicines for Our Best Friends

2 KindredBio Forward Looking Statements This presentation contains forward-looking statements, including but not limited to statements regarding the timing of development for our product candidates, expected commencement and completion of pivotal trials, prospective product candidates, anticipated regulatory approvals for our product candidates, anticipated commercialization of our product candidates, our financial position, business strategy, plans and objectives of management for future operations and other similar statements. These forward-looking statements are based on our current expectations and beliefs, as well as assumptions concerning future events. These statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, our limited operating history and lack of profitability, our lack of product revenue and potential need to raise additional capital to achieve our goals, our dependence upon the success of our lead product candidates, other companies’ ability to develop substantially similar products that may compete with our product candidates, any inability to obtain regulatory approval for our existing or future product candidates, any delay or discontinuance of our current or future pivotal trials, any inability to achieve market acceptance or commercial success for our product candidates even if they are approved, inability to obtain adequate intellectual property protection covering our product candidates, our dependence on third-party manufacturers for supplies, and any inability to successfully identify, develop and commercialize additional product candidates. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation and represents our estimates and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these statements publicly, or to update the reasons actual results could differ materially from those anticipated in these statements, even if new information becomes available in the future. November 7, 2016

3 KindredBio $15.7 billion on veterinary care $1.5 billion on dog knee surgeries $370 million on pet Halloween costumes $700 million on Valentine’s Day gifts Annually, U.S. pet parents estimated to spend: We Love Our Pet Family Members

4 KindredBio Bring the very best science and medicine to our animal family members. KindredBio

5 KindredBio KindredBio’s Strategy: Repurpose Human Drugs for Pets Pursue molecules already known to work Reduce technical risk Reduce timelines $3M-$5M to develop each pet drug Reduce financing risk Portfolio approach

KindredBio Highlights

Attractive Markets	Rapidly growing Few current competitors
Strategic Approach	Reduces technical risk Reduces financing risk
World Class Team	Extensive drug development experience Human and veterinary experience
Deep Pipeline	~20 small molecule and biologic candidates
Two launches by 2017	**Zimeta™** for fever in horses **Mirataz™** for mgmt. of weight loss in cats ~2 launches per year thereafter

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KindredBio

7 KindredBio Richard Chin, M.D. Founder and Chief Executive Officer Former Head of Clinical Research, BioTherapeutics, Genentech Rhodes Scholar World Class Leadership Team 7 Denise Bevers Founder and Chief Operating Officer Founder, SD Scientific; 25 years in biotech/pharma Stephen Sundlof, D.V.M, Ph.D. Chief Scientific Officer and Executive Vice President, Regulatory Affairs & Quality Former Director, Center for Veterinary Medicine, FDA Wendy Wee Vice President, Finance 16 years of biotechnology finance experience Hangjun Zhan, Ph.D. Vice President, Biologics Research 20 years of drug discovery experience

Deep Product Pipeline

Molecule	Indication	Formulation	Laboratory Pilot Studies	Field Pilot Studies	Pivotal Clinical Study	NADA & Launch Preparation
Small Molecule Product Candidates						
Mirataz™ (mirtazapine transdermal ointment)	Management of weight loss in cats					Rolling NADA Being Filed
Zimeta™ (dipyrone injection)	Fever in horses					Rolling NADA Being Filed
KIND-014*	Equine gastric ulcers					
KIND-015*	Metabolic syndrome in horses					

Molecule	Indication	Discovery/Process Development	Pilot/Pivotal Clinical Studies	NADA & Launch Preparation
Biologic Product Candidates				
epoCat™ (feline erythropoietin)	Anemia in cats			
Anti-Interleukin Antibodies	Atopic dermatitis in dogs			
Checkpoint Inhibitors	Cancer in dogs			
Anti-CD20 antibody	Cancer and autoimmune diseases in dogs			
KIND-Bodies	Multiple indications			
Anti-IgE antibody	Allergic diseases in dogs			
Anti-VEGF antibody	Cancer in dogs			
Anti-TNF	Sick newborn foals			

Not all programs are listed. Some are not disclosed for competitive reasons.
* Initial pilot studies completed. Final formulation being developed.

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9 KindredBio Market Opportunity

10 KindredBio $9.3 [VALUE] $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2006 2015 Sp e n d in g in B ill ion s Veterinary Market is Growing Rapidly The veterinary care market grew 70% from 2006 to 2015 Source: APPA Pet Industry Market Size & Ownership Statistics 2015 & TriMark Vet Health Market, June 2013 Estimated

11 KindredBio There is a High Willingness to Pay… $500 $1,000 $2,000 $5,000 Extremely/Very likely 62% 42% 35% 22% Somewhat likely 18% 20% 28% 20% Not too likely/Not at all likely 18% 36% 36% 55% Don’t know 1% 2% 1% 3% Pet owners are willing to spend on their seriously ill pets if they require medical treatment Source: The AP-Petside.com Poll, Conducted by GfK Roper Public Affairs & Media; Interview dates: April 7 – April 12, 2010

12 KindredBio …But Treatment Options are Limited Underserved market with attractive growth opportunities Few competing biotechs Large pharma focused on blockbusters On average, less than a dozen pet drugs are approved annually by the FDA In 2015 the FDA approved: 0 novel pet drugs 45 novel humans drugs

13 KindredBio Veterinary Pharmaceuticals Field We believe there are similarities between veterinary pharmaceutical field now and the human pharmaceutical field in its early stages: Similar regulatory standards Similar commercial and reimbursement landscape Similar development costs Numerous untapped opportunities (low hanging fruit) Many years behind Pet Therapeutics Human Pharmaceuticals

14 KindredBio Veterinary vs. Human Markets Can reach market in 3-5 years Faster Development Lower Development Cost Almost no biotechs, almost no generics Lower Competition Self-Pay Very few reimbursement hurdles Can develop for $3M-$5M per product

15 KindredBio Programs

16 KindredBio KindredBio Strategy Already validated in humans & established manufacturing Customize species- specific dosage and formulate flavored/convenient delivery Targets based on approved human drugs (e.g., Enbrel and Orencia) Create canine/ feline/equine versions of biologics with the same or similar target Small Molecules Biologics

17 KindredBio Equine Products • High willingness to pay • Similar to human orphan drug market • Efficient commercial structure Biologics • Atopic dermatitis • Cancer KindredBio’s Priority Areas

18 KindredBio Equine Market Fewer horses than cats or dogs, but higher willingness to pay – similar to human orphan drug markets Only 10-12 sales representatives required for full national coverage Underappreciated opportunity KindredBio’s goal is to become dominant company in the equine sector

19 KindredBio Zimeta™ (dipyrone injection) IV and oral drug for treatment of pyrexia (fever) in horses High unmet medical need U.S. equine veterinarians report seeing 12 cases (median) of fever in a typical month Currently, no FDA-approved treatment for fever in horses 8-9 million horses in the U.S 690,000 horses treated for fever annually Sources: The Economic Impact of the Horse Industry on the United States, 2005, American Horse Council Foundation (n=18,648 U.S. horse owners/industry suppliers). Zimeta Pricing Research, Ipsos Ag & Animal Health, May 2016 (n=160 U.S. equine veterinarians) . Data on file at Kindred Biosciences.

20 KindredBio Zimeta Development Program IV: Positive pivotal field study completed CMC technical section of NADA filed Dec 2015 Safety technical section of NADA filed Mar 2016 Effectiveness technical section of NADA approved by FDA Oct 2016 Expect approval 2H/2017, if review proceeds as expected Oral: Initial pilot studies completed Final formulation development underway

21 KindredBio Zimeta Pilot Study Results (IV) Mean Temp. over Time - First Dose and Crossover Dose (Treated Pts.) Zimeta

22 KindredBio Zimeta Pivotal Field Study Results (IV) KB0120 study: Randomized, double-blind, placebo-controlled (N=138) Primary endpoint was improvement or resolution of fever Placebo Zimeta n 34 104 Success Rate (%) 7 (20.6) 78 (75.0) p-value < 0.0001

23 KindredBio Mirataz™ (mirtazapine transdermal ointment) Transdermal drug for the management of weight loss in cats Innovative Accusorb™ transdermal technology High unmet medical need Current drugs often not effective 90% of veterinarians treat cats with inappetence (average of 7 cats per week) 9 million cats are inappetent 3 million cats are treated for inappetence References: 2012 U.S. Pet Ownership & Demographics Sourcebook American Veterinary Medical Association (n=50,000 U.S. Households) 2016 U.S. Veterinarian Mirtazapine Research, Wise Insights May 2016 (n=89 U.S. small animal veterinarians). Data on file at Kindred Biosciences.

24 KindredBio Mirataz Development Program Positive pivotal field study completed CMC technical section of NADA filed May 2016 Effectiveness technical section of NADA filed Aug 2016 Safety technical section of NADA filed Sep 2016 Expect approval 2H/2017 if review proceeds as expected

25 KindredBio Mirataz Pivotal Field Study Results Randomized, double-blind, placebo-controlled study (N=231) Primary endpoint was percentage change in body weight from Day 1 to Week 2 Placebo Mirataz Primary analysis population n=97 n=90 Mean % increase in body weight from Day 1 to Week 2 (SE) 0.29 (0.35) 4.07 (0.56) p-value <0.0001

26 KindredBio Biologics Highly experienced biologics team Extensive experience developing Lucentis®, Xolair®, Tysabri®, Avastin®, Rituxan®, Herceptin®, Enbrel®, and multiple other biologics Internal caninization/felinization/equinization expertise Promising biologics candidates Feline erythropoietin Checkpoint inhibitors Interleukin antibodies New technologies, including KIND-Bodies

27 KindredBio New Scaffold Technology: KIND-Body A proprietary, non-antibody scaffold technology being developed by KindredBio Binding affinity similar to antibodies Bispecific binding possible Could allow KindredBio to pursue biologics targets before other parties’ antibody patents expire

28 KindredBio KIND-510: Feline Erythropoietin Proprietary recombinant feline erythropoietin (epoCat™) Strong internal expertise in erythropoietin biology and engineering Initial laboratory study completed - positive efficacy signal, as evidenced by increased reticulocyte formation Pilot field study ongoing High unmet medical need Up to 30% of elderly cats (over 15 years) develop kidney failure, leading to anemia Human erythropoietin is immunogenic in cats

29 KindredBio KIND-511: Anti-TNF for Newborn Foals Sick newborn foals are challenging and difficult to treat Approximately 50% mortality Pilot field study for Anti-Tumor Necrosis Factor (Anti-TNF) underway Sick foals defined as sepsis score ≥ 11 or positive blood culture Of 5 foals enrolled, all survived to day 7 (primary endpoint of study)

30 KindredBio Key Focus Area: Atopic Dermatitis Atopic dermatitis is a large market Apoquel® projected peak sales >$200M Multiple antibody candidates Anti-IgE antibody Anti-IL17a antibody Anti-IL4Ra antibody Anti-IL31 antibody Anti-CD20 antibody Multi-center, pilot field study underway to assess safety and efficacy of several molecules

31 KindredBio Key Focus Area: Cancer Multiple antibody candidates Anti-CTLA4 antibody Anti-PD1 antibody Anti-PDL1 antibody Anti-CD20 antibody

32 KindredBio Biologics Manufacturing Plant In-house biologics manufacturing plant nearly complete Single-use, state of the art system Will allow full GMP commercial production of feline epo (epoCat™) Will allow full GMP clinical and early commercial production of antibodies

33 KindredBio Commercialization

34 KindredBio Commercialization Equine Commercialization: Launch and commercialize our U.S. products with ~10 person direct sales force Dog/Cat Commercialization Options: Self-Commercialization Out-license Partner for 3 – 5 years, and then transition to KindredBio salesforce

35 KindredBio Few pet generic companies No automatic substitution Requires sales & marketing effort Rimadyl reached peak sales several years after loss of exclusivity Low Generic Penetration Note: Companion Animal dispensing rate within the veterinary clinic. Source: IMS Health, Putney, BofA Merril Lynch Global Research 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Companion Animal Human 7% 81% G e n e ri c d is p e n s in g r a te s

36 KindredBio Exclusivity and IP Position Full intellectual property protection anticipated for antibody portfolio Use and formulation patents for small molecules 20 years of patent protection from date of filing Regulatory Exclusivity 5 years in U.S. 10 years in E.U. Lifecycle Management New formulations, combinations and derivatives

37 KindredBio Business Development In active discussions about acquisitions of businesses and/or assets, particularly of equine assets Ideal candidate: Revenue generating/accretive Commercial infrastructure Complementary assets

38 KindredBio Financials

39 KindredBio Select Summary Financials $ millions For the quarter ended September 30, 2016 Operating expenses: Research and development $3.8 General and administrative $2.0 Total cash operating expenses (excluding stock-based compensation) $4.8 Total operating expenses (including stock-based compensation) $5.8 Total cash, cash equivalents and investments (As of September 30, 2016) $62.5 We believe that our cash and equivalents are sufficient to fund operations until we start generating significant revenues.

40 KindredBio Share Structure & 6 Month Stock History 19.9 M Shares Outstanding 3.6 M Options1 US$107.4 M Market Cap2 US$58.7 M Working Capital3 1 As of September 30, 2016; avg. $6.35 2 As of close of market October 31, 2016 3 As of September 30, 2016 Analyst Coverage Alex Arfaei, BMO Capital Markets Alex.Arfaei@BMO.com Kevin DeGeeter, Ladenburg Thalmann kdegeeter@Ladenburg.com

41 KindredBio Summary Validated Drugs and Targets $3M-$5M to Market Multiple Approvals Starting within 1 year World Class Team

42 KindredBio Thank You